SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
October 26, 2006
Date of Report (date of earliest event reported)
INTEVAC, INC.
(Exact name of Registrant as specified in its charter)

State of California (State or other jurisdiction of incorporation or organization)	0-26946 (Commission File Number)	94-3125814 (IRS Employer Identification Number)
3560 Bassett Street
Santa Clara, CA 95054

(Address of principal executive offices)
(408) 986-9888

(Registrant’s telephone number, including area code)
N/A

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year
Item 9.01. Financial Statements and Exhibits
EXHIBIT INDEX
EXHIBIT 3.2

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year
     On October 26, 2006 and effective as of such date, Intevac’s Board approved the amendment and restatement of the Company’s Bylaws to update processes and procedures relating to the Company’s shareholder meetings. The Company amended three sections in Article II of the Bylaws: Section 3 was amended to limit business conducted at shareholder meetings only to business properly brought before the meeting; a new Section 5 was added to set forth advance notice requirements to bring business before an annual meeting; and a new Section 15 was added to provide more detailed rules for the conduct of shareholder meetings. The amended and restated Bylaws of the Company are attached and filed as Exhibit 3.2 to this current report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
3.2	Amended and Restated Bylaws of Intevac, Inc. as of October 26, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.

Date: October 31, 2006	By:	/s/ CHARLES B. EDDY III

Charles B. Eddy III
Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit
No	Description

3.2	Amended and Restated Bylaws of Intevac, Inc. as of October 26, 2006